SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ______)

Filed by the Registrant ¢
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐             Preliminary Proxy Statement
☐             Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
¢             Definitive Proxy Statement
☐             Definitive Additional Materials
☐   Soliciting Material Pursuant to § 240.14a-12
(Name of Registrant as Specified In Its Charter)

                  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
¢           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)                   Title of each class of securities to which transaction applies:
N/A

(2)                   Aggregate number of securities to which transactions applies:
N/A

(3)                   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11    (set forth the amount on which the filing fee is calculated and state how it was determined):
            N/A

(4)                   Proposed maximum aggregate value of transaction:
N/A

(5)                   Total fee paid:
N/A

☐                   Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement  number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
N/A

(2)	Form, Schedule or Registration Statement No.:
N/A

(3)	Filing Party:
N/A

(4)	Date Filed:
N/A

May 9, 2008

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Advantage Bancorp (the “Company”).  The meeting will be held at the Customs House Museum, located at 200 S. 2nd Street, Clarksville, Tennessee, on Wednesday, June 11, 2008, at 1:00 p.m., local time.  This is the first annual meeting since the Company completed its initial public offering last November.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  Directors and officers of the Company, as well as representatives of BKD, LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to vote by promptly completing and mailing the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

        /s/ Earl O. Bradley, III
Earl O. Bradley, III
Chief Executive Officer

1430 Madison Street
Clarksville, Tennessee 37040
(931) 552-6176

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE		1:00 p.m., local time, on Wednesday, June 11, 2008.

PLACE		Customs House Museum, 200 S. 2nd Street, Clarksville, Tennessee.

ITEMS OF BUSINESS	(1)	To elect three directors to serve for a term of one year, three directors to serve for a term of two years and three directors to serve for a term of three years.

	(2)	To approve the First Advantage Bancorp 2008 Equity Incentive Plan.

	(3)	To ratify the appointment of BKD, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

	(4)	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE		To vote, you must have been a shareholder at the close of business on April 30, 2008.

PROXY VOTING		It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

/s/ Patrick C. Greenwell
Patrick C. Greenwell
Corporate Secretary

Clarksville, Tennessee
May 9, 2008

FIRST ADVANTAGE BANCORP

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of First Advantage Bancorp for the 2008 annual meeting of shareholders and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to First Advantage Bancorp as the “Company,” “we,” “our” or “us.”

First Advantage Bancorp is the holding company for First Federal Savings Bank.  In this proxy statement, we may also refer to First Federal Savings Bank as the “Bank.”

We are holding the 2008 annual meeting of shareholders at the Customs House Museum, located at 200 S 2nd Street, Clarksville, Tennessee, on Wednesday, June 11, 2008 at 1:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about May 9, 2008.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of First Advantage Bancorp common stock that you owned as of April 30, 2008.  As of the close of business on April 30, 2008, 5,264,683 shares of First Advantage Bancorp common stock were outstanding.  Each share of common stock has one vote.

The Company’s charter provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of First Advantage Bancorp in one or more of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the First Federal Savings Bank Employee Stock Ownership Plan;

•	Indirectly through the First Federal Savings Bank 401(k) and Profit Sharing Plan; or

•	Indirectly through the First Federal Savings Bank Stock-Based Deferral Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of First Advantage Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposals.  At this year’s annual meeting, shareholders will elect three directors to serve for a term of one year, three directors to serve for a term of two years and three directors to serve for a term of three years.  In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.

In voting on the proposal to approve the First Advantage Bancorp 2008 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  To be approved, this matter requires the affirmative vote of a majority of the votes eligible to be cast at the annual meeting.

In voting on the ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  To ratify the appointment of BKD, LLP as our independent registered public accounting firm for 2008, the affirmative vote of a majority of the votes cast at the annual meeting is required.

Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at shareholder meetings are routine or non-routine.  If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner.  If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions.  A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to approve the First Advantage Bancorp 2008 Equity Incentive Plan, abstentions and broker non-votes will have the same effect as a negative vote.

In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends that you vote:

•	FOR the election of the nominees for director;

•	FOR the approval of the First Advantage Bancorp 2008 Equity Incentive Plan; and

•	FOR the ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies.  If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy.  The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If you have any questions about voting, please contact our proxy solicitor, Georgeson Inc., at (800) 676-0151.

Participants in the ESOP or the 401(k) Plan

If you participate in the First Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you invest in Company common stock through the First Advantage Bancorp stock fund in the First Federal Savings Bank 401(k) and Profit Sharing Plan (the “401(k) Plan”), you will receive a vote authorization form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plan.  Under the terms of the ESOP, all allocated shares of First Advantage Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants.  All unallocated shares of Company common stock held by the ESOP and allocated shares for which no timely voting instructions are received are voted by the ESOP trustee in the same proportion as shares for which the trustee has received timely voting instructions, subject to the exercise of its fiduciary duties.  Under the terms of the 401(k) Plan, a participant may direct the stock fund trustee of the 401(k) Plan how to vote the shares in the First Advantage Bancorp stock fund credited to his or her account.  The stock fund trustee will vote all shares for which it does not receive timely voting instructions from participants in the same proportion as shares for which the trustee received voting instructions.  The deadline for returning your vote authorization forms is June 4, 2008.

CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors currently consists of nine members, all of whom are independent under the listing requirements of the Nasdaq Stock Market, Inc., except for Earl O. Bradley, III and John T. Halliburton, whom we employ as executive officers.  In determining the independence of directors, the Board of Directors considered the various deposit, loan and other relationships that each director has with the Company and the Bank, including the fact that Robert E. Durrett, III is one of the Bank’s largest borrowers, in addition to the transactions disclosed under “Transactions with Related Persons” below, but determined in each case that these relationships did not interfere with such individuals’ exercise of independent judgment in carrying out their responsibilities as a director.

Corporate Governance Policy

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors

The following table identifies our standing committees and their members at December 31, 2007.  All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market, Inc.  Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation.  Each committee reviews and reassesses the adequacy of its charter at least annually.  The charters of all three committees are available at the Investor Relations section of our website (www.firstfederalsb.com).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William G. Beach	X
Earl O. Bradley, III
Vernon M. Carrigan	X	X	X *
Robert E. Durrett, III		X	X
John T. Halliburton
William Lawson Mabry
William H. Orgain
Michael E. Wallace	X *
David L. Watson	X	X *	X
Number of Meetings in 2007	5	4	1
________________________________________________________
* Denotes Chairperson

Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting, auditing, internal control structure and financial reporting matters, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations.  The Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence.  The Board of Directors has designated Michael E. Wallace as an audit committee financial expert under the rules of the Securities and Exchange Commission.  Mr. Wallace is independent under the listing requirements of the Nasdaq Stock Market, Inc. applicable to audit committee members.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s senior management and conducts the performance review of the Chief Executive Officer.  The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters.  Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.  The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Minimum Qualifications.  The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•
financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria; and

•	current equity holdings in the Company.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank.  The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below.  The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above.  If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders.  It is the policy of the Nominating and Corporate Governance Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and  Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.             The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the year ended December 31, 2007, the Board of Directors of the Company held four regular meetings and one special meeting and the Board of Directors of the Bank held twelve regular meetings and three special meetings.  No director attended fewer than 75% of the total meetings of the Company’s or the Bank’s Board of Directors and the committees on which such director served during fiscal 2007.

Director Attendance at the Annual Meeting of Shareholders

The Board of Directors encourages each director to attend the Company’s annual meeting of shareholders.  Due to the timing of the Company’s initial public stock offering on November 29, 2007, this will be the Company’s first annual meeting of shareholders.

Code of Ethics and Business Conduct

First Advantage Bancorp has adopted a Code of Ethics and Business Conduct designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct.  The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.  The Code of Ethics and Business Conduct is available at the Investor Relations section of our website (www.firstfederalsb.com).

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 114 (Communication With Those Charged With Governance), including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management.  In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.  The Audit Committee also has approved, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

Audit Committee of the Board of Directors of
First Advantage Bancorp

Michael E. Wallace, Chairman
William G. Beach
Vernon M. Carrigan
David L. Watson

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of First Advantage Bancorp and First Federal Savings Bank during the 2007 fiscal year.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
William G. Beach	$ 14,500	$ 703	$ 15,203
Vernon M. Carrigan.	13,800	4,110	17,910
Robert E. Durrett, III (1)	11,200	286	11,486
Price E. Hopson (2)	3,100	5,297	8,397
David William Howard, III (2)	3,100	5,697	8,797
William Lawson Mabry	16,000	702	16,702
William H. Orgain (3)	7,800	70	7,870
Carmen C. Reagan (4)	2,600	4,666	7,266
Thomas Vaughn (5)	3,200	—	3,200
Michael E. Wallace	18,900	303	19,203
David L. Watson	15,300	210	15,510

(1)	Appointed to the Board of Directors on February 28, 2007.
(2)	Resigned from the Board of Directors on March 1, 2007.
(3)	Appointed to the Board of Directors on June 27, 2007.
(4)	Resigned from the Board of Directors on February 6, 2007.
(5)	Appointed to the Board of Directors on February 28, 2007 and resigned from the Board on June 20, 2007.

Cash Retainer and Meeting Fees for Non-Employee Directors

The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on the Boards of Directors of First Advantage Bancorp and First Federal Savings Bank during 2008.

Annual Retainer	$6,000
Annual Audit Committee Chairperson Additional Retainer	6,000
Fee per Board Meeting	500
Fee per Committee Meeting:
Executive Committee	100
Audit Committee	100
All Other Committees	100

Directors’ Compensation Agreements

First Federal Savings Bank has entered into four separate Directors’ Compensation Agreements with two former directors, David W. Howard, III and Jack G. Miller.  Under three separate agreements with Mr. Howard, dated January 1, 1981, January 1, 1986 and July 1, 1993, First Federal Savings Bank agreed to provide benefits of $152,160, $249,840 and $210,000, respectively, with each benefit amount payable in 120 monthly installments.  The agreement with Mr. Miller, dated January 1, 1981, provides for a benefit of $144,600, also payable in 120 monthly installments.  Under all four agreements, monthly installment payments commence upon the director’s attainment of age 65, with any remaining amounts payable to the director’s beneficiary following his death.

Deferred Compensation Plan

First Federal Savings Bank maintains a Deferred Compensation Plan in order to provide deferred income and retirement benefits to directors and officers designated by First Federal Savings Bank’s Board of Directors as participants.  Under the plan, participants may elect to defer up to 25% of salary and up to 100% of Board fees or cash bonuses into the plan.  First Federal Savings Bank also has credited each participant’s account initially with $1,000 per year of service for each non-employee director and $2,000 per year of service for officers with the title of executive vice president or higher.  Our current executive management team is participating in the Executive Deferred Incentive Plan, discussed below, but is not participating in this plan.  These dollar amounts are credited annually to the accounts of participants who remain in service.  Participants’ accounts are credited with interest based on the rate of return provided by First Federal Savings Bank on one year certificates of deposit.  Participants are 100% vested in their deferred compensation accounts.  The plan currently provides for distributions ranging from a lump sum to a term of up to ten years.  If First Federal Savings Bank becomes insolvent, the assets of the plan are subject to the claims of its creditors until paid to the plan participants and their beneficiaries as set forth in the plan.  The plan was amended in connection with the offering to allow participants to make a one-time election to transfer all or part of their accrued balances into the First Federal Savings Bank Stock-Based Deferral Plan in order to facilitate the purchase of common stock in the conversion stock offering through the Stock-Based Deferral Plan.

STOCK OWNERSHIP

The following table provides information as of April 30, 2008 about the persons, other than directors and executive officers, known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding

First Federal Savings Bank Employee Stock Ownership Plan 1430 Madison Street Clarksville, Tennessee 37040	421,174	(1)	8.0	% (2)

___________________________________________
(1)	As of April 30, 2008, 21,059 shares had been allocated to participants’ ESOP accounts.
(2)	Based on 5,264,683 shares of the Company’s common stock outstanding and entitled to vote as of April 30, 2008.

The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors, nominees for director and executive officers of the Company as a group as of April 30, 2008.  A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

Name	Number of Shares Owned (1)(2)	Percent of Common Stock Outstanding (3)

Directors:
William G. Beach	30,661 (4)	*
Earl O. Bradley, III	50,500 (5)	*
Vernon M. Carrigan	30,670 (6)	*
Robert E. Durrett, III	60,651 (7)	1.2
John T. Halliburton	50,000 (8)	*
William Lawson Mabry	60,747 (9)	1.2
William H. Orgain	60,607 (10)	1.1
Michael E. Wallace	34,347	*
David L. Watson	50,000 (11)	*

Executive Officers:
Patrick C. Greenwell	36,000 (12)	*
Franklin G. Wallace	31,200 (13)	*
Jon R. Clouser	30,000	*

All Directors and Executive Officers as a Group (12 persons)	523,615	9.9%
      ________________________________________________________________
*    Represents less than 1% of the Company’s outstanding shares.
(1)
Includes shares held under the First Federal Savings Bank Deferred Compensation Plan as follows:  Mr. Beach—2,661 shares; Mr. Bradley—24,800 shares; Mr. Carrigan—10,670 shares; Mr. Durrett—1,454 shares; Mr. Halliburton—21,700 shares; Mr. Mabry—2,835 shares; Mr. Orgain—994 shares; Mr. Michael Wallace—106 shares; Mr. Greenwell—23,250 shares; Mr. Franklin Wallace—12,400 shares; and Mr. Clouser—10,234 shares.

(2)
Includes shares held under the First Federal Savings Bank 401(k) and Profit Sharing Plan as follows: Mr. Bradley—5,200 shares; Mr. Halliburton—3,105 shares; Mr. Greenwell—4,965 shares; Mr. Franklin Wallace—3,607 shares; and Mr. Clouser—12,896 shares.

(3)	Based on 5,264,683 shares of the Company’s common stock outstanding and entitled to vote as of April 30, 2008.
(4)	Includes 28,000 shares held in an individual retirement account.
(5)	Includes 250 shares held by Mr. Bradley’s daughter and 250 shares held by Mr. Bradley’s spouse as custodian for their daughter.
(6)	Includes 10,000 shares held in an individual retirement account.
(7)
Includes 1,229 shares held in an individual retirement account, 28,428 shares held by Mr. Durrett’s spouse, 1,572 shares held in his spouse’s individual retirement account and 17,000 shares held by Durrett Lands G.P.

(8)	Includes 5,195 shares held in an individual retirement account and 20,000 shares held by Mr. Halliburton’s spouse.
(9)
Includes 27,912 shares held in an individual retirement account, 10,000 shares held in trust for Mr. Mabry’s children, 10,000 shares held by Mr. Mabry’s spouse and 10,000 shares held in his spouse’s individual retirement account.

(10)	Includes 29,613 shares held in an individual retirement account and 30,000 shares held by Mr. Orgain’s spouse.
(11)	Includes 30,000 shares held in an individual retirement account and 20,000 shares held by Mr. Watson’s spouse.
(12	Includes 7,785 shares held by Mr. Greenwell’s spouse.
(13)	Includes 6,275 shares held in an individual retirement account and 1,200 shares held by Mr. Wallace’s spouse as custodian for their grandchildren.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors consists of nine members.  Pursuant to Tennessee law, the nine members will be elected at the annual meeting to serve for a term of one, two or three years, and until their respective successors have been duly elected and qualified.  The nominees to serve for a one-year term, and until their successors have been duly elected and qualified, are Dr. Vernon M. Carrigan, John T. Halliburton and David L. Watson.  The nominees to serve for a two-year term, and until their respective successors have been duly elected and qualified, are Robert E. Durrett, III, William Lawson Mabry and Michael E. Wallace.  The nominees to serve for a three-year term, and until their respective successors have been duly elected and qualified, are William G. Beach, Earl O. Bradley, III and William H. Orgain.  All of the nominees are currently directors of the Company and the Bank.  Following the election of directors at the annual meeting, the Board will be divided into three classes with three-year staggered terms, with one-third of the directors elected each year.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees.  If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors.  At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends that shareholders vote “FOR” the election of all of the nominees.

Information regarding the nominees for election at the annual meeting is provided below.  Unless otherwise stated, each individual has held his current occupation for the last five years.  The age indicated for each individual is as of December 31, 2007.  The indicated period of service as a director includes the period of service as a director of First Federal Savings Bank.

Board Nominees for Terms Ending in 2009

Dr. Vernon M. Carrigan is a physician with and medical director of the Premier Medical Group.  Age 56.  Director since 1999.

John T. Halliburton is the President of First Federal Savings Bank and First Advantage Bancorp.  Mr. Halliburton joined First Federal Savings Bank in 2005.  Before joining First Federal Savings Bank, Mr. Halliburton served as a commercial lending officer at Old National Bank (which acquired Heritage Bank) from 1988 to 2005.  Age 60.  Director since 2005.

David L. Watson has been the owner of Watson Construction, a consulting and management company, since 2005.  Mr. Watson served as a District President for Old National Bank (which acquired Heritage Bank) from 1994 to 2005.  Age 65.  Director since 2006.

Board Nominees for Terms Ending in 2010

Robert E. Durrett, III is the owner of Durrett Construction.  Age 51.  Director since 2007.

William Lawson Mabry serves as Chairman of the Board and is a self-employed real estate sales broker.  Age 52.  Director since 2006.

Michael E. Wallace is a certified public accountant and has been a principal with Weatherspoon//Lowe//Wallace, PC, an accounting firm, since 2004.  From 2002 to 2004, Mr. Wallace was a managing partner with the accounting firm of Wallace & Cave, CPA’s.  Age 33.  Director since 2006.

Board Nominees for Terms Ending in 2011

William G. Beach is the President of Beach Oil Co., a retail fuels company.  Age 51.  Director since 2006.

Earl O. Bradley, III is the Chief Executive Officer of First Federal Savings Bank and First Advantage Bancorp.  Mr. Bradley joined First Federal Savings Bank in 2005.  Mr. Bradley has served as the Chairman and Chief Executive Officer of MAP Industries, Inc. (d/b/a OEM Tube Assemblies), a manufacturing company, since 2002.  Previously, Mr. Bradley served as a regional president of Old National Bank (which acquired Heritage Bank) from 1988 to 2001.  Age 52.  Director since 2005.

William H. Orgain is the President and co-owner of Orgain Building Supply.  Age 51.  Director since 2007.

Item 2 — Approval of the First Advantage Bancorp 2008 Equity Incentive Plan

On March 19, 2008, the Company’s Board of Directors adopted, subject to shareholder approval at the annual meeting, the First Advantage Bancorp 2008 Equity Incentive Plan (the “2008 Plan”).  The 2008 Plan will become effective as of the date of approval by the Company’s shareholders.

The Board of Directors has reserved a total of 737,055 shares of common stock for issuance upon the grant or exercise of awards made pursuant to the 2008 Plan.  All of the Company’s employees, officers, and directors are eligible to participate in the 2008 Plan.  A summary of the 2008 Plan follows.  This summary is qualified in its entirety by the full text of the 2008 Plan, which is attached to this proxy statement as Appendix A.

The Board of Directors recommends that shareholders vote “FOR” the approval of the First Advantage Bancorp 2008 Equity Incentive Plan.

Summary of the 2008 Plan

Purpose. The 2008 Plan promotes the Company’s success by linking the personal interests of its employees, officers and directors to the interests of the Company’s shareholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards.  The 2008 Plan authorizes awards in any of the following forms:

•	options to purchase shares of Company common stock, which may be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and

•	restricted stock grants, which are subject to restrictions on transferability and forfeiture.

Shares Available for Awards. Subject to adjustment as provided in the 2008 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2008 Plan is 737,055.  Of the total shares available under the 2008 Plan, 526,468 may be issued in connection with the exercise of stock options and 210,587 may be issued as restricted stock.

Limitations on Awards.  The maximum number of shares of Company common stock that may be covered by options granted under the 2008 Plan to any one person during any one calendar year is 131,617.

Administration.  A committee appointed by the Board of Directors (which committee shall consist of at least two disinterested directors) (the “Committee”) will administer the 2008 Plan.  The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2008 Plan; and make all other decisions and determinations that may be required under the 2008 Plan.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order.  The Committee may permit other transfers, however, where it concludes that a transfer will not result in accelerated taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations.  A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully vested and exercisable and all time-based vesting restrictions on the outstanding awards will lapse.  The vesting of awards will also accelerate upon a change of control of the Company, as defined in the 2008 Plan.  All awards will also vest and become immediately exercisable upon a change in control.

Adjustments.  In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2008 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2008 Plan, without any change in the aggregate purchase price for each award.  If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2008 Plan will be adjusted proportionately and the Committee will adjust the 2008 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

Termination and Amendment

The Board of Directors may, at any time and from time to time, terminate or amend the 2008 Plan. Shareholders must approve amendments to the 2008 Plan that will materially increase the number of shares of stock issuable under the 2008 Plan, expand the types of awards provided under the 2008 Plan, materially expand the class of participants eligible to participate in the 2008 Plan, materially extend the term of the 2008 Plan, or otherwise constitute a material amendment requiring shareholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2008 Plan may adversely affect any award previously granted under the 2008 Plan without the written consent of the participant.

The Committee may amend or terminate outstanding awards; however, such actions may require the consent of the participant and, unless approved by the shareholders or otherwise permitted by the anti-dilution provisions of the 2008 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders.  The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.

Regulatory Restrictions

Under the 2008 Plan, the Committee may not grant options and restricted stock to any one individual for shares that would exceed 25% of the shares reserved for each type of award.  The Committee may not grant options and restricted stock to any non-employee individual director for shares that would exceed 5% of the shares received for each type of award.  The Committee may not grant, in the aggregate, to non-employee directors options and restricted stock that would exceed 30% of the shares reserved for each type of award.  All awards must vest over a period of time no more rapidly than 20% per year commencing on the first anniversary of the date of grant; however, awards may fully vest upon death or disability of an award recipient or upon a change in control.  These provisions comply with the rules and regulations issued by the Office of Thrift Supervision (the “OTS”).  The Company could ask the OTS to waive any of these limitations, but does not anticipate doing so at this time.

Certain Federal Income Tax Effects

Non-statutory Stock Options.  There will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-statutory stock option under the 2008 Plan.  When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m).  Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options.  There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option.  If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount.  While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock.  Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture.  When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).  Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Item 3 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed BKD, LLP to be the Company’s independent registered public accounting firm for the 2008 fiscal year, subject to ratification by shareholders.  A representative of BKD, LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year.

Change in Independent Registered Public Accounting Firm. On July 28, 2006, First Federal Savings Bank dismissed Stone, Rudolph & Henry, PLC and engaged BKD, LLP to audit the consolidated financial statements of First Federal Savings Bank as of December 31, 2006 and 2005 and for each year in the three-year period ended December 31, 2006.  The engagement of BKD, LLP was approved by the Audit Committee of the Board of Directors.  Before its engagement, First Federal Savings Bank did not consult BKD, LLP regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on First Federal Savings Bank’s financial statements; or (ii) on any matter that was the subject of a disagreement with its former accountants or on any matter that was a reportable event.

Stone, Rudolph & Henry, PLC’s report on the consolidated financial statements of First Federal Savings Bank as of December 31, 2005 and 2004 and for each year in the two-year period ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

At the time of dismissal, there had not been any disagreement with Stone, Rudolph & Henry, PLC and First Federal Savings Bank with respect to the consolidated financial statements for the years ended December 31, 2005 or 2004 or during the subsequent period through the date of the dismissal of Stone, Rudolph & Henry, PLC, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Stone, Rudolph & Henry, PLC, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

Audit Fees. The following table sets forth the fees billed to the Company by BKD, LLP and by Stone, Rudolph & Henry, PLC for the fiscal years ended December 31, 2007 and 2006:

	2007	2006
Audit fees (1)	$216,428	$325,691
Audit related fees(2)	195,528	47,382
Tax fees (3)	27,211	11,631
All other fees	—	—

______________________________________________________________
(1)
Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.  For fiscal 2007, also includes fees related to First Federal Savings Bank’s conversion to the stock form of organization and First Advantage Bancorp’s related initial public offering.  For 2006, consists of fees of $27,326 and $298,365 billed by Stone, Rudolph & Henry, PLC and BKD, LLP, respectively.

(2)
Audit related fees include payments for the review of the stock offering and related documents and out-of-pocket expenses related to the audit of the consolidated financial statements.  For 2006, consists of fees of $1,204 and $46,178 billed by Stone, Rudolph & Henry and BKD, LLP, respectively.

(3)	Consists of tax filing and tax related compliance and other advisory services. For 2006, consists of fees of $8,673 and $2,958 billed by Stone, Rudolph & Henry, PLC and BKD, LLP, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm.  The Company’s Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm.  The Audit Committee will consider annually and approve the provision of audit services by the independent registered public accounting firm and, if appropriate, approve the provision of certain defined audit and non-audit services.  The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members.  The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting.  The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the year ended December 31, 2007, all of the audit related fees, tax fees and all other fees set forth above were approved by the Audit Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company whose total compensation for the year ended December 31, 2007 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)(1)	Total ($)
Earl O. Bradley, III Chief Executive Officer	2007 2006	$185,400 180,000	$81,000 80,000	$25,512 13,537	$280,485 273,537
Patrick C. Greenwell Chief Financial Officer	2007 2006	175,100 170,000	76,500 76,000	23,010 9,262	263,183 255,262
John T. Halliburton President	2007 2006	154,500 150,000	67,500 67,500	22,552 10,429	233,210 227,929
__________________________________________________________________
(1)	Details of the amounts reported in the “All Other Compensation” column for fiscal 2007 are provided in the table below:
	Mr. Bradley	Mr. Greenwell	Mr. Halliburton
Employer contributions to 401(k) plan	$ 7,992	$ 6,950	$ 6,660
ESOP allocation	12,636	12,636	12,467
Perquisites	— (a)	— (a)	— (a)
(a)	Did not exceed $10,000.

Employment Agreements

First Advantage Bancorp and First Federal Savings Bank have entered into separate employment agreements with Earl O. Bradley, III, John T. Halliburton and Patrick C. Greenwell (each an “executive” and, collectively, the “executives”).  Our continued success depends to a significant degree on the skills and competence of these executives, and the employment agreements are intended to ensure that we maintain a stable management base.  Under the agreements, which were executed on November 30, 2007, and have essentially identical provisions, First Advantage Bancorp will make any payments not made by First Federal Savings Bank under its agreements with the executives, but the executives will not receive any duplicate payments.

The employment agreements each provide for three-year terms, subject to annual renewal by the Board of Directors for an additional year beyond the then-current expiration date.  The initial base salaries under the agreements are $185,400 for Mr. Bradley, $154,500 for Mr. Halliburton and $175,100 for Mr. Greenwell.  The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans and certain fringe benefits as described in the agreements.  See “Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive upon termination of employment.

Pension Benefits

We do not currently maintain a defined benefit pension plan.

Retirement Benefit Plans

401(k) and Profit Sharing Plan. First Federal Savings Bank maintains the First Federal Savings Bank 401(k) and Profit Sharing Plan, a tax-qualified defined contribution plan, for all employees of First Federal Savings Bank who satisfy the plan’s eligibility requirements.  The 401(k) plan is a tax-qualified defined contribution retirement plan.  Participants become eligible to participate in the plan on the January 1st or July 1st that coincides with or next follows their attainment of age 21 and completion of six months of service.  Eligible employees may contribute up to 100% of their compensation to the plan on a pre-tax basis, subject to limitations imposed by the Internal Revenue Code of 1986, as amended.  For 2007, the salary deferral contribution limit was $15,500; provided, however, that participants over age 50 could contribute an additional $5,000 to the plan.  Participants are always 100% vested in their salary deferral contributions.  In addition to salary deferral contributions, the plan provides that we can make discretionary matching contributions and profit sharing contributions to the accounts of plan participants. During the 2007 plan year, we made matching contributions to the plan on behalf of each participant in an amount equal to 100% of the first 3% of the salary deferral contributions made by each participant to the plan.  Participants vest in their employer matching contributions at the rate of 20% per year, becoming 100% vested upon the completion of five years of service or upon their death, termination of employment due to a disability or attainment of age 65.

Employee Stock Ownership Plan. First Federal Savings Bank maintains an employee stock ownership plan for its eligible employees.  Employees are eligible to participate in the plan upon the attainment of age 21 and the completion of 1,000 hours of service during an eligibility computation period.  Plan participants vest in their account balances over a six year period, however participants become 100% vested upon death, disability or a change in control.  Generally, the plan provides for a distribution of a participant’s vested interest upon termination of service.  See “Potential Post-Termination Benefits” for a discussion of the change in control benefits provided under the employee stock ownership plan.

Nonqualified Deferred Compensation

The following table provides information with respect to each deferred compensation plan in which the named executive officers participated in 2007.

Name	Plan Name	Registrant Contributions in Last FY ($)	Aggregate Earnings in 2007 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Earl O. Bradley, III	Executive Deferred Incentive Plan Stock-Based Deferral Plan(1)	$248,000	—	—	$248,000
Patrick C. Greenwell	Executive Deferred Incentive Plan Stock-Based Deferral Plan(1)	232,500	—	—	232,500
John T. Halliburton	Executive Deferred Incentive Plan Stock-Based Deferral Plan(1)	217,000	—	—	217,000
(1)       In connection with the Company's initial public offering participants made a one time election to transfer their contributions in the Executive Deferred Incentive Plan to the Stock-Based Deferral Plan to purchase Company  common stock in the offering.

Executive Deferred Incentive Plan.  Federal Savings Bank maintains an Executive Deferred Incentive Plan that provides for the grant of annual cash deferred incentive awards to individual officers designated by the Board of Directors as participants.  The Board of Directors determined individual award amounts based on the attainment of established criteria; the awards may be expressed as a percentage of the participant’s cash compensation or otherwise, as determined by the Board of Directors.  Awards vest over a three to five year vesting period.  Vesting of awards accelerates only upon the death or disability of a participant or upon a change in control.  Participants receive distributions of their vested awards in a single lump sum payment following a separation from service.  Participants may also elect to receive a lump sum distribution of their vested awards upon a change in control.  See “Potential Post-Termination Benefits” for a discussion of the payments each executive may receive under this plan upon termination of employment.

Stock-Based Deferral Plan.  First Federal Savings Bank maintains the First Federal Savings Bank Stock-Based Deferral Plan for certain eligible officers and members of the Board of Directors.  The stock-based deferral plan allowed participants to defer compensation and invest their deferrals in First Advantage Bancorp common stock.  See “Potential Post-Termination Benefits” for a discussion of the payments each executive may receive under this plan upon termination of employment.

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause. If Earl O. Bradley, III, Patrick C. Greenwell or  John T. Halliburton (collectively referred to in this section on Post-Termination Benefits as the “executives” and individually referred to as an “executive”) is terminated for cause, under the terms of the First Federal Savings Bank and First Advantage Bancorp employment agreements, the executive would receive his base salary through the date of his termination of employment and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

Payments Made Upon Voluntary Termination and Termination Without Cause or for Good Reason. If First Federal Savings Bank or First Advantage Bancorp terminates an executive’s  employment for reasons other than cause, or if an executive terminates voluntarily under certain circumstances that constitute “good reason” as defined in the an executive’s employment agreement, the executive (or his beneficiary should he die before receipt of payment) is entitled to a lump sum cash payment equal to the executive’s base salary for the remaining term of the employment agreement, along with continued medical, dental, and life insurance coverage for the remaining term of the agreement.

Payments Made Upon Disability. Under the executives’ employment agreements, if an executive becomes disabled and his employment is terminated, he will be entitled to disability pay equal to 100% of his bi-weekly base salary in effect at the date of termination.  He would continue to receive disability payments until the earlier of: (i) the date he returns to full employment with us, (ii) his death, (iii) attainment of age 65, or (iv) the date his employment agreement would have terminated had his employment not terminated because of disability.  All disability payments will be reduced by the amount of any disability benefits payable under the First Federal Savings Bank disability plans.

Payments Made Upon Death. Under the executives’ employment agreements, following an executive’s death, the executive’s estate is entitled to receive the compensation due to the executive through the end of the month in which his death occurs.

Under First Federal Savings Bank’s Stock-Based Deferral Plan and the Executive Deferred Incentive Plan, if an executive dies before the end of the deferral period or after termination of employment but before the distribution of executive’s account balance, the executive’s designated beneficiary or estate will receive the benefits to which the executive was entitled.

Payments Made Upon a Change in Control.  The executives’ employment agreements provide that if during the one year period following a change in control (as defined in the agreements) an executive’s employment is terminated without cause or the executive voluntarily terminates his employment for good reason, the executive will be entitled to a severance payment equal to three (3) times the average of the executive’s annual compensation over the five calendar years preceding the change in control.  For purposes of this calculation, annual compensation is defined as compensation reported in Box 1 of the executive’s Form W-2.  In addition to a cash severance payment, the employment agreements provide that each executive will receive continued medical, dental and life insurance coverage up to 36 months following his termination of employment.  Code Section 280G provides that payments related to a change in control that equal or exceed three (3) times an individual’s “base amount” (defined as average annual taxable compensation over the five preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. The executives’ employment agreements provide that if the total value of the benefits provided and payments made to an executive in connection with a change in control, either under his employment agreement alone or together with other payments and benefits that he has the right to receive from the First Federal Savings Bank or First Advantage Bancorp, exceed three (3) times his base amount (“280G Limit”), his severance payment will be reduced or revised so that the aggregate payments do not exceed his 280G Limit.

Under the terms of the employee stock ownership plan, upon a change in control (as defined in the plan), the plan will terminate and the plan trustee will repay in full any outstanding stock acquisition loan.  After repayment of the acquisition loan, all remaining shares of First Advantage Bancorp common stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by First Federal Savings Bank on the date immediately preceding the effective date of the change in control.  The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred.  Payments under the employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s 280G Limit.

OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the fiscal year ended December 31, 2007.

Transactions with Related Persons

Loans and Extensions of Credit.  The Sarbanes-Oxley Act of 2002 generally prohibits loans by First Advantage Bancorp to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by First Federal Savings Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  First Federal Savings Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit First Federal Savings Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.  First Federal Savings Bank does not sponsor such a program.

According to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved.  Also, in accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.  Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the Chief Executive Officer of the Company.  Such potential conflicts of interest include, but are not limited to, the following: (1) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (2) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

The aggregate outstanding balance of loans extended by First Federal Savings Bank to its executive officers and directors and related parties was $6.5 million at December 31, 2007.  These loans were performing according to their original terms at December 31, 2007.  In addition, these loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to First Federal Savings Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features when made.

Other Transactions.  During the year ended December 31, 2007, we paid Robert E. Durrett, III Construction $168,478 in fees to raze the Bank’s existing Tradewinds branch and to build a new branch office building on the same site.  Robert E. Durrett, III Construction is owned by Director Robert E. Durrett, III.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than January 9, 2009.  If next year’s annual meeting is held on a date that is more than 30 calendar days from June 11, 2009, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting.  Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 90 days before the date of the annual meeting.  However, if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made.  A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors.  All communications from shareholders should be addressed to First Advantage Bancorp, 1430 Madison Street, Clarksville, Tennessee 37040.  Communications to the Board of Directors should be sent to the attention of Patrick C. Greenwell, Corporate Secretary.  Communications to individual directors should be sent to such director at the Company’s address.  Shareholders who wish to communicate with a committee of the Board should send their communications to the attention of the Chairman of the particular committee, with a copy to Vernon M. Carrigan, the Chairman of the Nominating and Corporate Governance Committee.  It is in the discretion of the Nominating and Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  In addition to the solicitation of proxies by mail, Georgeson Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting.  The Company will pay a fee of $5,500 for these services, plus reimbursement of out-of-pocket expenses.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company.  Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone.  None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Shareholders has been included with this proxy statement.  Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ Patrick C. Greenwell
Patrick C. Greenwell
Corporate Secretary

Clarksville, Tennessee
May 9, 2008

APPENDIX A

FIRST ADVANTAGE BANCORP
2008 EQUITY INCENTIVE PLAN

ARTICLE 1
PURPOSE

The purpose of the First Advantage Bancorp 2008 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of First Advantage Bancorp (the “Company”), by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and special effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Bank” means First Federal Savings Bank, Clarksville, Tennessee, or any successor entity.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(i)
Merger:  The Company or the Bank merges into or consolidates with another corporation, or merges another corporation into the Company or the Bank, and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(ii)
Acquisition of Significant Share Ownership: A person(s) files, or is required to file, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of twenty-five percent (25%) or more of a class of the Company’s voting securities, but this clause (b) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty (50%) or more of its outstanding voting securities;

(iii)
Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Bank’s or the Company’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(iv)	Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means First Advantage Bancorp, or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable.  Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Affiliate, as applicable.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

“Parent or Subsidiary” means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.

 “Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means the First Advantage Bancorp 2008 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1           EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2           TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.
ARTICLE 4
ADMINISTRATION

4.1           COMMITTEE. The Plan shall be administered by a Committee of the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2           ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3           AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)           Grant Awards;

(b)           Designate Participants;

(c)           Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)
Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)
Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)           Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)           Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4           AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1           NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 737,055.

5.2           SHARE COUNTING.  To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

5.3           STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4           LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Options under the Plan is 526,468 and the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 210,587.  The maximum number of Shares with respect to which Options may be granted during any one calendar year under the Plan to any one Participant shall be 131,617.

ARTICLE 6
ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7
STOCK OPTIONS

7.1           GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b)
Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. Subject to Section 12.11(c) of the Plan, the Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)
Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2           INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)
Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1)           The expiration date set forth in the Award Agreement.

(2)           The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)
One (1) year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

 Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant's termination of employment.  Upon the Participant's death, any exercisable Incentive Stock Options May be exercised by the Participant's beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)
Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).

(c)
Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)
Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)
Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

ARTICLE 8
RESTRICTED STOCK

8.1           GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2           ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3           FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4           DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares.  Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the First Advantage Bancorp 2008 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and First Advantage Bancorp or its Affiliates.  A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of First Advantage Bancorp.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement.  Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5           VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6           DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion.  The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

ARTICLE 9
GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1           STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2           TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3           LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4           BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5           STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6           ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.

9.7           TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

ARTICLE 10
CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1           CHANGES IN CAPITAL STRUCTURE.  In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards.  Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable.  Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2           ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)
Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)
The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3           ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)
Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION

11.1           AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2           AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)
Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)
No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12
GENERAL PROVISIONS

12.1           NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

12.2           NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3           WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4           NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5           UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

12.6           RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

12.7           EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.8           TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9           GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10          FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11         GOVERNMENT AND OTHER REGULATIONS.

(a)
Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)	Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)	Notwithstanding any other provision contained in the Plan, this Plan will comply with the requirements of 12 C.F.R. Section 575.8 and 12 C.F.R. Section 563b.500, including:

(i)
No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed twenty-five percent (25%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(ii)
No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed five percent (5%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(iii)   The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed thirty percent (30%) of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

(iv)
No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than twenty percent (20%) per year commencing one (1) year from the Grant Date.

12.12                      GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Tennessee.

12.13                      ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14                      INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15                      NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16                      SUCCESSORS.  Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

REVOCABLE PROXY

FIRST ADVANTAGE BANCORP
ANNUAL MEETING OF SHAREHOLDERS

June 11, 2008
1:00 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of First Advantage Bancorp (the “Company”), consisting of  Earl O. Bradley, III and John T. Halliburton or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on June 11, 2008 at 1:00 p.m., local time, at the Customs House Museum, located at 200 S. 2nd Street, Clarksville, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

William G. Beach	Robert E. Durrett, III	William H. Orgain
Earl O. Bradley, III	John T. Halliburton	Michael E. Wallace
Vernon M. Carrigan	William Lawson Mabry	David L. Watson

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

________________________________________________________________________________________________________________________________

2.	The approval of the First Advantage Bancorp 2008 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of BKD, LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE LISTED PROPOSALS.

This proxy will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed.  If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.  This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote with respect to (1) the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Date:_____________________________	______________________________________
Shareholder sign above

______________________________________
Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

FIRST ADVANTAGE BANCORP

    The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this proxy, of a Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting and an Annual Report to Shareholders.

    Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of First Advantage Bancorp (the “Company”), I am forwarding you the attached GREEN voting instruction card to convey your voting instructions to First Bankers Trust Services, Inc.  (the “Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of First Advantage Bancorp to be held on June 11, 2008.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders of First Advantage Bancorp and a copy of the Company’s Annual Report to Shareholders.

As a holder of First Advantage Bancorp common stock through the First Advantage Bancorp Stock Fund in the First Federal Savings Bank 401(k) and Profit Sharing Plan, you are entitled to direct the Trustee how to vote the shares of common stock credited to your account as of April 30, 2008, the record date for the Annual Meeting.  If the Trustee does not receive your instructions by June 4, 2008, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.

Please complete, sign and return the enclosed GREEN voting instruction card in the postage paid envelope provided by First Bankers Trust Services, Inc.  Your vote will not be revealed, directly or indirectly, to any employee or director of First Advantage Bancorp or First Federal Savings Bank.

Sincerely,

/s/ Earl O. Bradley, III
Earl O. Bradley, III
Chief Executive Officer

VOTING INSTRUCTION CARD
401K

FIRST ADVANTAGE BANCORP
ANNUAL MEETING OF SHAREHOLDERS

June 11, 2008
1:00 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby directs the 401(k) Plan Trustee to vote all shares of common stock of First Advantage Bancorp (the “Company”) credited to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 11, 2008 at 1:00 p.m., local time, at the Customs House Museum, located at 200 S. 2nd Street, Clarksville, Tennessee. and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

William G. Beach	Robert E. Durrett, III	William H. Orgain
Earl O. Bradley, III	John T. Halliburton	Michael E. Wallace
Vernon M. Carrigan	William Lawson Mabry	David L. Watson

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

________________________________________________________________________________________________________________________________

2.	The approval of the First Advantage Bancorp 2008 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of BKD, LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED ROPOSALS.

Date:_____________________________	______________________________________
Participant sign above

Detach above card, sign, date and mail in postage paid envelope provided.

FIRST ADVANTAGE BANCORP

    The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this proxy, of a Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting and an Annual Report to Shareholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY JUNE 4, 2008.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Dear ESOP Participant:

On behalf of the Board of Directors of First Advantage Bancorp (the “Company”), I am forwarding you the attached BLUE voting instruction card to convey your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of First Advantage Bancorp to be held on June 11, 2008.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders of First Advantage Bancorp and a copy of the Company’s Annual Report to Shareholders.

As a participant in the First Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of April 30, 2008, the record date for the Annual Meeting.  All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before June 4, 2008.  If you do not direct the Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed BLUE voting instruction card n the postage paid envelope provided by First Bankers Trust Services, Inc.  Your vote will not be revealed, directly or indirectly, to any employee or director of First Advantage Bancorp or First Federal Savings Bank.

Sincerely,

/s/ Earl O. Bradley, III
Earl O. Bradley, III
Chief Executive Officer

VOTING INSTRUCTION CARD
ESOP
FIRST ADVANTAGE BANCORP
ANNUAL MEETING OF SHAREHOLDERS

June 11, 2008
1:00 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby directs the ESOP Trustee to vote all shares of common stock of First Advantage Bancorp (the “Company”) allocated to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 11, 2008 at 1:00 p.m., local time, at the Customs House Museum, located at 200 S. 2nd Street, Clarksville, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

William G. Beach	Robert E. Durrett, III	William H. Orgain
Earl O. Bradley, III	John T. Halliburton	Michael E. Wallace
Vernon M. Carrigan	William Lawson Mabry	David L. Watson

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.
________________________________________________________________________________________________________________________________

2.	The approval of the First Advantage Bancorp 2008 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of BKD, LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

Date:_____________________________	______________________________________
Participant sign above

Detach above card, sign, date and mail in postage paid envelope provided.

FIRST ADVANTAGE BANCORP

The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this proxy, of a Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting and an Annual Report to Shareholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY JUNE 4, 2008.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.